Income Taxes	12 Months Ended
Mar. 31, 2013
Income Taxes

(14) Income Taxes

The components of income (loss) before income taxes and equity in earnings (loss) of affiliated company and provision (benefit) for income taxes as shown in the consolidated statements of operations were as follows:

	Yen (Millions)
	2011	2012	2013
Income (loss) before income taxes and equity in earnings (loss) of affiliated company:
The Company and domestic subsidiaries	¥(1,130)	(2,775)	(16,721)
Foreign subsidiaries	6,681	(667)	15,428

	¥5,551	(3,442)	(1,293)

	Yen (Millions)
	2011	2012	2013
Provision (benefit) for income taxes:
Current:
The Company and domestic subsidiaries	¥813	555	411
Foreign subsidiaries	1,160	1,841	1,243
Deferred:
The Company and domestic subsidiaries	330	(1,513)	(272)
Foreign subsidiaries	49	(2,123)	1,111

	¥2,352	(1,240)	2,493

The Company and its domestic subsidiaries are subject to a number of income taxes, which in the aggregate resulted in statutory income tax rates of 40.4%, 40.4% and 37.8% for the years ended March 31, 2011, 2012 and 2013, respectively.

Amendments to the Japanese tax regulations were enacted into law on December 2, 2011. As a result of these amendments, the statutory income tax rate was reduced to approximately 37.8% effective from the year beginning April 1, 2012, and will be reduced to approximately 35.4% effective from the year beginning April 1, 2015.

Prior to the acquisition, Verigy was a Singapore corporation and had negotiated tax incentives with the Singapore Economic Development Board (“EDB”), an agency of the Government of Singapore, which had been approved by Singapore’s Ministry of Finance and Ministry of Trade and Industry. Subsequent to the acquisition, our reorganization of subsidiaries in Singapore was developed, and such tax incentives were terminated on March 31, 2012. New tax incentives were granted by the EDB effective April 1, 2012. Under the new incentive, a majority of the income earned in Singapore during the incentive periods is subject to reduced rates of Singapore income tax. The incentive will expire on March 31, 2014. The Singapore corporate income tax rates that would apply, absent of the incentive, is 17% for the fiscal years ended March 31, 2012 and 2013. Due to the low level of taxable income attributable to Singapore, the impact on income taxes was immaterial for the fiscal years ended March 31, 2012 and 2013.

A reconciliation of the Japanese statutory income tax rate and the effective income tax rate as a percentage of income before income taxes was as follows:

	2011	2012	2013
Statutory rates for expense (benefit)	40.4%	(40.4)%	(37.8)%
Effects on income taxes resulting from:
Earnings of foreign subsidiaries taxed at different rates from the statutory rate in Japan	(16.2)	12.3	(319.8)
Tax credits	(13.7)	(60.9)	(176.5)
Expenses not deductible for tax purposes	2.6	4.3	11.3
Expiration of stock options	11.0	9.5	16.6
Undistributed earnings of foreign subsidiaries	3.8	(20.0)	(6.0)
Change in valuation allowance	13.0	(92.1)	704.3
Effect of enacted changes in tax laws and rates on Japanese tax	—	149.9	—
Other, net	1.5	1.4	0.7

	42.4%	(36.0)%	192.8%

The tax effects of temporary differences that gave rise to significant portions of the deferred tax assets and deferred tax liabilities at March 31, 2012 and 2013 were presented below.

	Yen (Millions)
	2012	2013
Deferred tax assets:
Inventories	¥3,820	3,327
Accrued warranty expenses	722	614
Accrued pension and severance costs	8,426	9,212
Accrued expenses	2,088	1,358
Research and development expenses capitalized for tax purposes	1,807	2,470
Operating loss carryforwards	31,800	38,912
Property, plant and equipment	3,449	3,340
Tax credits	5,873	8,122
Other	1,709	2,059

Total gross deferred tax assets	59,694	69,414
Less valuation allowance	(50,188)	(59,072)

Net deferred tax assets	9,506	10,342

Deferred tax liabilities:
Intangible assets	(1,615)	(2,558)
Net unrealized gains on marketable securities	(676)	(805)
Undistributed earnings of foreign subsidiaries	(932)	(689)
Other	(57)	(43)

Total gross deferred tax liabilities	(3,280)	(4,095)

Net deferred tax assets (liabilities)	¥6,226	6,247

Management of Advantest intends to reinvest undistributed earnings of the Company’s certain foreign subsidiaries for an indefinite period of time. As a result, no deferred tax liabilities has been recognized on undistributed earnings of these subsidiaries not expected to be remitted in the foreseeable future, aggregating ¥6,712 million and ¥9,697 million at March 31, 2012 and 2013, respectively. Deferred tax liabilities will be recognized when Advantest expects that it will realize those undistributed earnings in a taxable manner, such as through receipt of dividends or sale of the investments. The related deferred tax liability would have been ¥1,134 million and ¥1,426 million at March 31, 2012 and 2013, respectively.

Included in other current assets and other assets were deferred tax assets of ¥7,337 million and ¥7,639 million at March 31, 2012 and 2013, respectively.

Included in other current liabilities and other liabilities were deferred tax liabilities of ¥1,111 million and ¥1,392 million at March 31, 2012 and 2013, respectively.

At March 31, 2013, Advantest had total net operating loss carry forwards for income tax purposes of ¥118,205 million which are available to reduce future taxable income. Net operating loss carry forwards of ¥98,605 million attributable to the Company and domestic subsidiaries in Japan will expire during the years ending March 31, 2015 through 2022. Other net operating loss carry forwards of ¥15,515 million have no expiration dates and the remaining other net operating loss carry forwards of ¥4,085 million will expire predominately during the years ending March 31, 2032. Net operating loss carryforwards utilized during the years ended March 31, 2011, 2012 and 2013 were ¥554 million, ¥25 million and ¥14,728 million, respectively.

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. Based upon projections for future taxable income including management’s expectations of future semiconductor market and semiconductor and component test systems market prospects over the periods in which the deferred tax assets are deductible and other factors, management believes it is more likely than not that Advantest will realize the benefits of these deductible tax differences, net of valuation allowance.

The changes in valuation allowance for the years ended March 31 were as follows:

	Yen (Millions)
	2011	2012	2013
Balance at beginning of year	¥51,289	52,082	50,188
Additions	793	—	8,884
Reductions	—	1,894	—

Balance at end of year	¥52,082	50,188	59,072

For the year ended March 31, 2011, valuation allowance increased primarily due to an increase in net operating loss carryforwards, which was partially offset by decreases in deferred tax assets associated with inventory and research and development expenses capitalized for tax purposes. For the year ended March 31, 2012, the valuation allowance decreased due to reductions in deferred tax assets associated with change of tax rate in Japan. For the year ended March 31, 2013, valuation allowance increased primarily due to an increase in net operating loss carryforwards.

The management believes the amount of the deferred tax assets, net of valuation allowance were considered realizable.

However, the amount of the deferred tax assets considered realizable could be changed in the future if estimates of future taxable income are revised. This could result in the significant impact on the Company’s consolidated financial position and results of operations.

There were no unrecognized tax benefits for the years ended March 31, 2011. Unrecognized tax benefits for the years ended March 31, 2012 and 2013 were as follows:

	Yen (Millions)
	2012	2013
Balance at beginning of year	¥—	1,484
Acquisition of Verigy	1,671	—
Increase for tax positions of previous years	148	84
Increase for tax positions of current year	57	0
Settlements	(47)	(58)
Lapse of the applicable statute of limitations	(341)	(248)
Translation adjustments	(4)	156

Balance at end of year	1,484	1,418

Although Advantest believes its estimates and assumptions of unrecognized tax benefits are reasonable, uncertainty regarding the final determination of tax audits, settlements and any related litigation could affect the effective tax rate in the future periods. The total amount of unrecognized tax benefits that would reduce the effective tax rate, if recognized, is ¥1,418 million at March 31, 2013. As of March 31, 2013, Advantest does not expect changes in its tax positions that would significantly increase or decrease unrecognized tax benefits within next 12 months. Both interest and penalties accrued are included in other liabilities in the accompanying consolidated balance sheets, and both interest and penalties are included in the income tax provision in the accompanying consolidated statements of operations are immaterial.

Advantest files income tax returns in Japan and various foreign tax jurisdictions. As of March 31, 2013, Advantest open tax years are from 2007 in Japan, 2011 in Taiwan, and 2009 in the United States.